Exhibit 99.(g)(1)(b)

SCHEDULE I

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Custody Agreement dated September 17, 2018, by and between such trusts and The Bank of New York Mellon.

March 19, 2026

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF

2.	Invesco AI and Next Gen Software ETF

3.	Invesco Biotechnology & Genome ETF

4.	Invesco Bloomberg Analyst Rating Improvers ETF

5.	Invesco Bloomberg MVP Multi-factor ETF

6.	Invesco Building & Construction ETF

7.	Invesco BuyBack Achievers™ ETF

8.	Invesco Dividend Achievers™ ETF

9.	Invesco Dow Jones Industrial Average Dividend ETF

10.	Invesco Dorsey Wright Basic Materials Momentum ETF

11.	Invesco Dorsey Wright Consumer Cyclicals Momentum ETF

12.	Invesco Dorsey Wright Consumer Staples Momentum ETF

13.	Invesco Dorsey Wright Energy Momentum ETF

14.	Invesco Dorsey Wright Financial Momentum ETF

15.	Invesco Dorsey Wright Healthcare Momentum ETF

16.	Invesco Dorsey Wright Industrials Momentum ETF

17.	Invesco Dorsey Wright Momentum ETF

18.	Invesco Dorsey Wright Technology Momentum ETF

19.	Invesco Dorsey Wright Utilities Momentum ETF

20.	Invesco Energy Exploration & Production ETF

21.	Invesco Food & Beverage ETF

22.	Invesco Financial Preferred ETF

23.	Invesco FTSE RAFI US 1000 ETF

24.	Invesco FTSE RAFI US 1500 Small-Mid ETF

25.	Invesco Global Listed Private Equity ETF

26.	Invesco Golden Dragon China ETF

27.	Invesco High Yield Equity Dividend Achievers™ ETF

28.	Invesco International Dividend Achievers™ ETF

29.	Invesco Large Cap Growth ETF

30.	Invesco Large Cap Value ETF

31.	Invesco Leisure and Entertainment ETF

32.	Invesco MSCI Sustainable Future ETF

33.	Invesco NASDAQ Internet ETF

34.	Invesco Next Gen Connectivity ETF

35.	Invesco Next Gen Media and Gaming ETF

36.	Invesco Oil & Gas Services ETF

37.	Invesco Pharmaceuticals ETF

38.	Invesco S&P 100 Equal Weight ETF

39.	Invesco S&P 500 BuyWrite ETF

40.	Invesco S&P 500® Equal Weight Communication Services ETF

41.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

42.	Invesco S&P 500® Equal Weight Consumer Staples ETF

43.	Invesco S&P 500® Equal Weight Energy ETF

44.	Invesco S&P 500® Equal Weight ETF

45.	Invesco S&P 500® Equal Weight Financials ETF

46.	Invesco S&P 500® Equal Weight Health Care ETF

47.	Invesco S&P 500® Equal Weight Industrials ETF

48.	Invesco S&P 500® Equal Weight Materials ETF

49.	Invesco S&P 500® Equal Weight Real Estate ETF

50.	Invesco S&P 500® Equal Weight Technology ETF

51.	Invesco S&P 500® Equal Weight Utilities ETF

52.	Invesco S&P 500 GARP ETF

53.	Invesco S&P 500® Pure Growth ETF

54.	Invesco S&P 500® Pure Value ETF

55.	Invesco S&P 500® Quality ETF

56.	Invesco S&P 500® Top 50 ETF

57.	Invesco S&P 500 Value with Momentum ETF

58.	Invesco S&P MidCap 400® GARP ETF

59.	Invesco S&P MidCap 400® Pure Growth ETF

60.	Invesco S&P MidCap 400® Pure Value ETF

61.	Invesco S&P MidCap Momentum ETF

62.	Invesco S&P MidCap Quality ETF

63.	Invesco S&P MidCap Value with Momentum ETF

64.	Invesco S&P SmallCap 600® Pure Growth ETF

65.	Invesco S&P SmallCap 600® Pure Value ETF

66.	Invesco S&P SmallCap Momentum ETF

67.	Invesco S&P SmallCap Value with Momentum ETF

68.	Invesco S&P Spin-Off ETF

69.	Invesco Semiconductors ETF

70.	Invesco Water Resources ETF

71.	Invesco WilderHill Clean Energy ETF

72.	Invesco Zacks Mid-Cap ETF

73.	Invesco Zacks Multi-Asset Income ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 0-5 Yr US TIPS ETF

2.	Invesco Alerian Galaxy Crypto Economy ETF

3.	Invesco Bloomberg Enhanced Fallen Angels ETF

4.	Invesco Bloomberg Financial Data Providers ETF

5.	Invesco California AMT-Free Municipal Bond ETF

6.	Invesco CEF Income Composite ETF

7.	Invesco China Technology ETF

8.	Invesco Dorsey Wright Developed Markets Momentum ETF

9.	Invesco Dorsey Wright Emerging Markets Momentum ETF

10.	Invesco Dorsey Wright SmallCap Momentum ETF

11.	Invesco Emerging Markets Sovereign Debt ETF

12.	Invesco Equal Weight 0-30 Year Treasury ETF

13.	Invesco ESG NASDAQ 100 ETF

14.	Invesco ESG S&P 500 Equal Weight ETF

15.	Invesco Floating Rate Municipal Income ETF

16.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

17.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

18.	Invesco FTSE RAFI Emerging Markets ETF

19.	Invesco Fundamental Investment Grade Corporate Bond ETF

20.	Invesco Global Clean Energy ETF

21.	Invesco Global ex-US High Yield Corporate Bond ETF

22.	Invesco Global Water ETF

23.	Invesco International BuyBack AchieversTM ETF

24.	Invesco International Corporate Bond ETF

25.	Invesco KBW Bank ETF

26.	Invesco KBW High Dividend Yield Financial ETF

27.	Invesco KBW Premium Yield Equity REIT ETF

28.	Invesco KBW Property & Casualty Insurance ETF

29.	Invesco MSCI Global Climate 500 ETF

30.	Invesco MSCI Global Timber ETF

31.	Invesco MSCI North America Climate ETF

32.	Invesco MSCI Treasury Duration Rotation ETF

33.	Invesco MSCI USA ETF

34.	Invesco NASDAQ 100 ETF

35.	Invesco Nasdaq Biotechnology ETF

36.	Invesco Nasdaq Free Cash Flow Achievers ETF

37.	Invesco NASDAQ Next Gen 100 ETF

38.	Invesco NASDAQ Future Gen 200 ETF

39.	Invesco National AMT-Free Municipal Bond ETF

40.	Invesco New York AMT-Free Municipal Bond ETF

41.	Invesco PHLX Semiconductor ETF

42.	Invesco Preferred ETF

43.	Invesco QQQ Equal Weight ETF

44.	Invesco QQQ Low Volatility ETF
45.	Invesco Russell 1000 Equal Weight ETF
46.	Invesco S&P 500 Concentrated QVM ETF
47.	Invesco S&P 500® High Beta ETF
48.	Invesco S&P 500 High Dividend Growers ETF
49.	Invesco S&P 500 High Dividend Low Volatility ETF
50.	Invesco S&P 500® Low Volatility ETF
51.	Invesco S&P 500 Momentum ETF
52.	Invesco S&P 500 QVM Multi-factor ETF
53.	Invesco S&P 500 Revenue ETF
54.	Invesco S&P Emerging Markets Low Volatility ETF
55.	Invesco S&P Emerging Markets Momentum ETF
56.	Invesco S&P Global Water Index ETF
57.	Invesco S&P International Developed Low Volatility ETF
58.	Invesco S&P International Developed Momentum ETF
59.	Invesco S&P International Developed Quality ETF
60.	Invesco S&P MidCap 400 QVM Multi-factor ETF
61.	Invesco S&P MidCap 400 Revenue ETF
62.	Invesco S&P MidCap Low Volatility ETF
63.	Invesco S&P SmallCap 600® GARP ETF
64.	Invesco S&P SmallCap 600 QVM Multi-factor ETF
65.	Invesco S&P SmallCap 600 Revenue ETF
66.	Invesco S&P SmallCap Consumer Discretionary ETF
67.	Invesco S&P SmallCap Consumer Staples ETF
68.	Invesco S&P SmallCap Energy ETF
69.	Invesco S&P SmallCap Financials ETF
70.	Invesco S&P SmallCap Health Care ETF
71.	Invesco S&P SmallCap High Dividend Low Volatility ETF

72.	Invesco S&P SmallCap Industrials ETF
73.	Invesco S&P SmallCap Information Technology ETF
74.	Invesco S&P SmallCap Low Volatility ETF
75.	Invesco S&P SmallCap Materials ETF
76.	Invesco S&P SmallCap Quality ETF
77.	Invesco S&P SmallCap Utilities & Communication Services ETF
78.	Invesco S&P Ultra Dividend Revenue ETF
79.	Invesco Senior Loan ETF
80.	Invesco Short Term Treasury ETF
81.	Invesco Solar ETF
82.	Invesco Taxable Municipal Bond ETF
83.	Invesco U.S. Hybrid Bond ETF
84.	Invesco Variable Rate Preferred ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco AAA CLO Floating Rate Note ETF
2.	Invesco Active U.S. Real Estate ETF
3.	Invesco Agency MBS ETF
4.	Invesco Comstock Contrarian Equity ETF
5.	Invesco Core Fixed Income ETF
6.	Invesco Diversified Dividend Opportunities ETF
7.	Invesco Flexible Income ETF
8.	Invesco Global Equity Net Zero ETF
9.	Invesco High Yield Systematic Bond ETF
10.	Invesco Intermediate Municipal ETF
11.	Invesco International Growth Focus ETF
12.	Invesco Managed Futures Strategy ETF
13.	Invesco MSCI EAFE Income Advantage ETF
14.	Invesco QQQ Hedged Advantage ETF
15.	Invesco QQQ Income Advantage ETF
16.	Invesco Rochester High Yield Municipal ETF
17.	Invesco S&P 500® Downside Hedged ETF
18.	Invesco S&P 500 Equal Weight Income Advantage ETF
19.	Invesco Short Duration High Yield ETF
20.	Invesco Short Duration Total Return Bond ETF
21.	Invesco SteelPath MLP & Energy Infrastructure ETF
22.	Invesco Top QQQ ETF
23.	Invesco Total Return Bond ETF
24.	Invesco Ultra Short Duration ETF
25.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF

2.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF

3.	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2026 Corporate Bond ETF
2.	Invesco BulletShares 2026 High Yield Corporate Bond ETF
3.	Invesco BulletShares 2026 Municipal Bond ETF
4.	Invesco BulletShares 2027 Corporate Bond ETF
5.	Invesco BulletShares 2027 High Yield Corporate Bond ETF
6.	Invesco BulletShares 2027 Municipal Bond ETF
7.	Invesco BulletShares 2027 Treasury Bond ETF

8.	Invesco BulletShares 2028 Corporate Bond ETF
9.	Invesco BulletShares 2028 High Yield Corporate Bond ETF
10.	Invesco BulletShares 2028 Municipal Bond ETF
11.	Invesco BulletShares 2028 Treasury Bond ETF
12.	Invesco BulletShares 2029 Corporate Bond ETF
13.	Invesco BulletShares 2029 High Yield Corporate Bond ETF
14.	Invesco BulletShares 2029 Municipal Bond ETF
15.	Invesco BulletShares 2029 Treasury Bond ETF
16.	Invesco BulletShares 2030 Corporate Bond ETF
17.	Invesco BulletShares 2030 High Yield Corporate Bond ETF
18.	Invesco BulletShares 2030 Municipal Bond ETF
19.	Invesco BulletShares 2030 Treasury Bond ETF
20.	Invesco BulletShares 2031 Corporate Bond ETF
21.	Invesco BulletShares 2031 High Yield Corporate Bond ETF
22.	Invesco BulletShares 2031 Municipal Bond ETF
23.	Invesco BulletShares 2031 Treasury Bond ETF
24.	Invesco BulletShares 2032 Corporate Bond ETF
25.	Invesco BulletShares 2032 High Yield Corporate Bond ETF
26.	Invesco BulletShares 2032 Municipal Bond ETF
27.	Invesco BulletShares 2033 Corporate Bond ETF
28.	Invesco BulletShares 2033 High Yield Corporate Bond ETF
29.	Invesco BulletShares 2033 Municipal Bond ETF
30.	Invesco BulletShares 2034 Corporate Bond ETF
31.	Invesco BulletShares 2034 High Yield Corporate Bond ETF
32.	Invesco BulletShares 2034 Municipal Bond ETF
33.	Invesco BulletShares 2035 Corporate Bond ETF
34.	Invesco BulletShares 2035 Municipal Bond ETF
35.	Invesco BulletShares 2036 Corporate Bond ETF
36.	Invesco Bloomberg Pricing Power ETF
37.	Invesco International Developed Dynamic Multifactor ETF
38.	Invesco Investment Grade Defensive ETF
39.	Invesco RAFI™ Strategic US ETF
40.	Invesco Russell 1000® Dynamic Multifactor ETF
41.	Invesco Russell 2000® Dynamic Multifactor ETF

[Signature page follows]

THE BANK OF NEW YORK MELLON		INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Gerard Connors	By:	/s/ Brian Hartigan
(signature)		(signature)
	Gerard Connors		Brian Hartigan
(name)		(name)
	Vice President		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST		INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Brian Hartigan	By:	/s/ Brian Hartigan
(signature)		(signature)
	Brian Hartigan		Brian Hartigan
(name)		(name)
	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST II		INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Brian Hartigan	By:	/s/ Brian Hartigan
(signature)		(signature)
	Brian Hartigan		Brian Hartigan
(name)		(name)
	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By:	/s/ Brian Hartigan
(signature)
Brian Hartigan
(name)
President & Principal Executive Officer
(title)